SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  October 25, 1999

ADVANTA Revolving Home Equity Loan Trust 1999-A

New York                           333-77927-01                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, Ca  92127

(858) 676-3099



Item 5.                          Other Events

Information relating to the distributions to Certificate holders for the September 1999 Monthly Period of the Trust in respect of the Revolving Home Equity Loan Asset Backed Notes,
Series 1999-A, (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                          Financial Statements, Exhibits

                 Exhibit No.                     Exhibit

                              1. Monthly Report for the September 1999 Monthly
                                 Period relating to the Revolving Home Equity
                                 Loan Asset Backed Notes, Series 1999-A,
                                 issued by the ADVANTA Revolving
                                 Home Equity Loan Trust 1999-A.

                                                 EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the September 1999 Monthly
                 Period relating to the Revolving Home Equity
                 Loan Asset Backed Notes, Series 1999-A,
                 issued by the ADVANTA Revolving
                 Home Equity Loan Trust 1999-A.




                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1999-A

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



October 28, 1999

                                                 EXHIBIT 1


                 ADVANTA Revolving Home Equity Loan Trust 1999-A

                            Statement to Certificateholders

                 Original        Prior
                 Face            Principal
                 Value           Balance         Interest        Principal      Total
NOTES                247,500,000.      229,588,15        1,005,78      4,723,085        5,728,873.37
CERTS
Totals               247,500,000.      229,588,15        1,005,78      4,723,085        5,728,873.37

                                                 Current         Pass-Through
                 Realized        Deferred        Principal       Rates
Class            Losses          Interest        Balance         Current        Next
NOTES                                                224,865,072.      5.632500%       5.658750%
CERTS
Totals                                               224,865,072.43

                                 Prior                                                          Current
                                 Principal                                                      Principal
Class            CUSIP           Balance         Interest        Principal      Total           Balance
A                   00757CAD0         927.6289226       4.0637877     19.0831754      23.1469631    908.5457472

Delinquent Loan Information:

                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc         5,517,4        1,554,65      1,957,867.00                   9,030,002
                 % of Pool Balanc         2.2597%         0.6367%        0.8018%                        3.6982%
                 Number of Loans              203              61             69                            333
Loans in Bankruptcy
                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc                            34,4         141,557.00                     361,27
                 % of Pool Balanc         0.0000%         0.0141%        0.0580%                        0.1480%
                 Number of Loans                0               2              3                             11
Loans in Foreclosure
                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc                                                      -
                 % of Pool Balanc        0.00000%        0.00000%        0.0000%                        0.0000%
                 Number of Loans                0               0              0                              0
Loans in REO
                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc                                                      -
                 % of Pool Balanc        0.00000%        0.00000%       0.00000%                       0.00000%
                 Number of Loans                0               0              0                              0



Note Interest Shortfall

The Amount of Insured Payment Made This Period

Substitution Amounts
Loan Reacquisition Price

Realized Losses for Current Remittance Period                                                              92,2

Servicing Fees Due for Current Period                                                                    103,06

Beginning Pool Balance                                                                             247,357,995.
Ending Pool Balance                                                                                244,172,666.

Number of Loans Reacquired to the Sponsor
Balance of Loans Reacquired to the Sponsor

Overcollateralization Deficit
Overcollateralization Reduction Amount
Current Overcollateralization Amount                                                                19,307,594.
Specified Overcollateralization Amount                                                              26,888,232.

Net Funds Cap Carry-Forward Amount